UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 30, 2013

MAYFLOWER BANCORP, INC.
(Exact name of registrant as specified in its charter)

Massachusetts	000-52477	04-1618600
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

30 South Main Street, Middleboro, Massachusetts  02346
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code:  (508) 947-4343

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item  2.02   Results of Operations and Financial Condition

On April 30, 2013, Mayflower Bancorp, Inc. (the “Company”) issued a press release announcing its unaudited financial results for the three and twelve months ended March 31, 2013. For more information, reference is made to the Company’s press release dated April 30, 2013, a copy of which is attached to this Report as Exhibit 99.1 and is furnished herewith.

Item 8.01   Other Events

            On April 30, 2013, the Company also reported that its Board of Directors has declared a quarterly cash dividend of $0.06 per share to be payable on May 24, 2013, to shareholders of record as of May 14, 2013.

Item 9.01   Financial Statements and Exhibits

Exhibit 99.1       Press Release dated April 30, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAYFLOWER BANCORP, INC. (Registrant)

Date: May 1, 2013	By:	/s/ Edward M. Pratt
Edward M. Pratt
President and Chief Executive Officer